Fees Summary	Oct. 06, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 36,818,339.90
Previously Paid Amount	1,186.62
Total Fee Amount	5,084.61
Total Offset Amount	(0)
Net Fee	$ 3,897.99